Exhibit 10.1
AMENDMENT TO WAIVER TO FINANCING AGREEMENT AND
DEPOSITARY AND DISBURSEMENT AGREEMENT
     This AMENDMENT TO WAIVER TO DEPOSITARY AND DISBURSEMENT AGREEMENT (this “Amendment”), dated as of December 19, 2008, is made by and among PANDA HEREFORD ETHANOL, L.P., as Borrower, SOCIÉTÉ GÉNÉRALE, as Administrative Agent (in such capacity, the “Administrative Agent”), Disbursement Agent and a Lender, and the LENDERS party hereto (collectively, the “Parties”). Capitalized terms not defined in this Amendment shall have the meanings given in the Financing Agreement, dated as of July 28, 2006 (as amended, the “Financing Agreement”), by and among Borrower, the Agents, the Lenders from time to time party thereto, the LC Fronting Bank and the Lead Arranger.
RECITALS
     WHEREAS, Borrower, the Administrative Agent and the Majority Lenders have previously entered into the Waiver to Financing Agreement and Depositary and Disbursement Agreement, dated as of October 6, 2008 (the “Waiver”), pursuant to which the Lenders waived certain Events of Defaults and conditions under the Financing Agreement and Disbursement Agreement to permit Borrowings and disbursements from the Construction Accounts;
     WHEREAS, Borrower has requested that the Lenders extend the effectiveness of the Waiver from January 30, 2009 until February 28, 2009, in order that Borrower may implement prior to Interim Completion certain recommended Project modifications; and
     WHEREAS, the Financing Agreement requires the approval of the Majority Lenders with respect to this Amendment.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:
     1. Amendment. The reference to “January 30, 2009” in Section 1(c)(i) of the Waiver is hereby replaced with “February 28, 2009.”
     2. Effectiveness. This Amendment shall be deemed effective upon the receipt by the Administrative Agent of the following:
     (a) this Amendment duly executed by Borrower, the Administrative Agent and the Majority Lenders;
     (b) a revised Budget and a revised Timeline, each with the written approval thereof by the Engineer and otherwise in form and substance satisfactory to the Administrative Agent in its sole discretion, provided that the requirements of this clause (b) shall not modify the Borrower’s obligations to deliver additional revised Budgets and Timelines under the Waiver in any way; and

     (c) such other instruments, documents and agreements as the Administrative Agent may reasonably request, in form and substance reasonably satisfactory to the Administrative Agent.
     3. Representations and Warranties. Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) Borrower has all the requisite power and authority to execute this Amendment and to perform all of its respective obligations hereunder, and this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligations of Borrower, enforceable in accordance with its terms;
     (b) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower or the organizational documents of Borrower; or (iii) result in a breach or constitute a default under any loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which any of its respective properties may be bound or effected;
     (c) No Default or Event of Default exists under the Financing Documents on and as of the date hereof except as previously disclosed to the Lenders in writing;
     (d) All amounts requested listed on the Budget delivered hereunder constitute Qualified Project Construction Expenses;
     (e) All of the Security Document Liens are valid, First Priority Liens as of the date hereof, subject to any Liens described on Schedule A to the Waiver; and
     (f) After giving effect to this Amendment and the Waiver, Borrower hereby represents that all representations and warranties made by it to the Senior Secured Parties in the Financing Agreement and the other Financing Documents are true and correct in all material respects with the same force and effect as if made on and as of the date hereof (except to the extent such statements, representations and warranties made in any such Financing Document or writing executed prior to the date hereof related to a specific prior date).
     4. No Modification. Except as expressly set forth herein, the Waiver, the Financing Agreement, each other Financing Document and each document executed in connection therewith shall continue to be, and shall remain, in full force and effect in accordance with the provisions thereof. This Amendment shall not be deemed to be an amendment or waiver of, or consent to any departure from, any other term or condition of the Waiver, the Financing Agreement, any other Financing Document or any document executed in connection therewith or to prejudice any other right or rights which the Administrative Agent, any Lender or any other Secured Party may now have or may have in the future under or in connection with the Waiver, the Financing Agreement, any other Financing Document or any document executed in connection therewith. This Amendment does not create a course of conduct or an agreement to fund Borrowings, permit Construction Draws or waive any Default or Event of Default.

     5. Miscellaneous.
     (a) Each reference in the Waiver to “this Waiver” and each reference in each of the Financing Documents thereto shall be deemed to refer to the Waiver as modified by this Amendment.
     (b) This Amendment will be a Financing Document for all purposes of the Financing Agreement.
     (c) This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions thereof (other than Section 5.1401 of the General Obligations Law and any successor statute thereto).
     (d) Except as expressly modified or amended herein, the Financing Agreement and the Disbursement Agreement shall each continue in effect and shall continue to bind the parties thereto.
     (e) This Amendment shall not constitute a waiver or modification of any of the Lenders’ or Agents’ rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Financing Documents, except as specifically set forth above, and the Lenders and the Administrative Agent hereby reserve all of their rights and remedies pursuant to the Financing Documents and applicable law.
     (f) This Amendment may be executed in any number of counterparts and by the different Parties hereto in separate counterparts, each of which when so executed and delivered will be deemed an original and all of which counterparts, taken together, will constitute one and the same instrument.
     (g) As a material part of the consideration for the Administrative Agent and the Lenders entering into this Waiver, the Borrower, on behalf of itself and its officers, directors, equity holders, Affiliates, successors and assigns, hereby releases and forever discharges each of the Secured Parties (other than any Lender or other Secured Party that failed to make their Pro Rata Share of the Borrowings of Tranche B Term Loans requested by the Notices of Borrowing dated September 4, 2008 and November 21, 2008 available to the Administrative Agent) and their respective predecessors, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, subsidiaries, and Affiliates (each a “Lender Party”) from any and all Claims or other losses or liabilities of any nature whatsoever existing on the date hereof, including, without limitation, all Claims, losses or liabilities for or in respect of contribution and indemnity, whether arising at law or in equity, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which the Borrower may have or claim to have against any Lender Party under, arising out of, in connection with, or in any way related to, this Waiver or any other Financing Documents. For the avoidance of doubt, the provisions of this clause (g) shall survive any termination of this Amendment.

     (h) As of the date hereof: (i) the aggregate outstanding principal amount of (A) Tranche A Term Loans is $63,100,000, (B) Tranche B Term Loans is $1,874,725.98, and (C) Working Capital Loans is $0; and (ii) the aggregate undrawn face amount of the Letter of Credit is $51,452,055. Interest and fees have accrued on the Loans and Letter of Credit as provided in the Financing Agreement.
[Signatures follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

PANDA HEREFORD ETHANOL, L.P., as Borrower

By: PHE I, LLC, its sole general partner

By:	/s/ Natasha Ray
Name:	Natasha Ray
Title:	CFO/Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

SOCIÉTÉ GÉNÉRALE, as Administrative Agent, Disbursement Agent and a Lender

By:	/s/ R. Wayne Hutton
Name:	R. Waynes Hutton
Title:	Managing Director

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO III, LIMITED

By:	American Money Management Corp.,
As Collateral Manager

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO IV, LIMITED

By:	American Money Management Corp.,
As Collateral Manager

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO V, LIMITED

By:	American Money Management Corp.,
As Collateral Manager

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO VI, LIMITED

By:	American Money Management Corp.,
As Collateral Manager

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GREAT AMERICAN INSURANCE COMPANY

By:	American Money Management Corp.,
as Portfolio Manager

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GREAT AMERICAN LIFE INSURANCE COMPANY

By:	American Money Management Corp.,
as Collateral Manager

By:	/s/ Kenneth J. Bushman
Name:	Kenneth J. Bushman
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

BANK OF AMERICA, N.A., as Lender

By:	/s/ Heather L. Harper
Name:	Heather L. Harper
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

BRENTWOOD CLO LTD., as Lender

By:	Highland Capital Management, L.P.,
as Collateral Manager

By:	Strand Advisors, Inc.,
its General Partner

By:	/s/ Michael Pusateri
Name:	Michael Pusateri
Title:	Chief Operating Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

ROCKWALL CDO II, LTD.

By:	Highland Capital Management, L.P.,
as Collateral Manager

By:	Strand Advisors, Inc.,
its General Partner

By:	/s/ Michael Pusateri
Name:	Michael Pusateri
Title:	Chief Operating Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

KFW IPEX-BANK GMBH, as Lender

By: Name:	/s/ Josef Bellman Josef Bellman
Title:	First Vice President

By:	/s/ Matthias Krisch

Name:	Matthias Krisch
Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

LOAN FUNDING VII LLC, as Lender

By:	Highland Capital Management, L.P.,
as Collateral Manager

By:	Strand Advisors, Inc.,
its General Partner

By: Name:	/s/ Michael Pusateri Michael Pusateri
Title:	Chief Operating Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GRAND CENTRAL ASSET TRUST, HLD SERIES, as Lender

By: Name:	/s/ Ron Hykal Ron Hykal
Title:	Attorney-in-Fact

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GRAYSON CLO, LTD., as Lender

By:	Highland Capital Management, L.P.,
as Collateral Manager

By:	Strand Advisors, Inc.,
its General Partner

By: Name:	/s/ Michael Pusateri Michael Pusateri
Title:	Chief Operating Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

NEDBANK LIMITED, as Lender

By:	/s/ D. McDonnell
Name:	D. McDonnell
Title:	Authorized Officer

By:	/s/ S. Orton

Name:	S. Orton
Title:	Authorized Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

WESTCHESTER CLO, LTD.

By:	Highland Capital Management, L.P.,
as Collateral Manager

By:	Strand Advisors, Inc.,
its General Partner

By: Name:	/s/ Michael Pusateri Michael Pusateri
Title:	Chief Operating Officer